UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Nevada                    000-49735                  87-0642947
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                               570 Del Rey Avenue
                               Sunnyvale, CA 94085
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Regis Bescond resigned as a Corporate Controller and Principal Accounting Officer of Intraop Medical Corporation effective as of October 30, 2006.

     Vijaykumar Agadi was appointed as Corporate Controller of Intraop Medical Corporation effective as of October 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INTRAOP MEDICAL CORPORATION


Date:  November 1, 2006                      By: /s/ Howard Solovei
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                                                 Howard Solovei
                                                 Chief Financial Officer


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